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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT       (DATE OF EARLIEST EVENT REPORTED):
               AUGUST 1, 2002               (AUGUST 1, 2002)


                               SVI SOLUTIONS, INC.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                   0-23049                    33-0896617
-------------------------------   -------------        -------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION          (I.R.S. EMPL. IDENT. NO.)
INCORPORATION OR ORGANIZATION)     FILE NUMBER)



                  5607 PALMER WAY, CARLSBAD, CALIFORNIA 92008
          ------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (877) 784-7978
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE
-------    -----------------------------------------

The Annual Meeting of Stockholders of SVI Solutions, Inc. ("SVI"), has been scheduled for Thursday, September 19, 2002. The meeting will be held at 9 a.m. Pacific time at the Company's headquarters in Carlsbad, California. The address is 5607 Palmer Way, Carlsbad, California 92008. The record date for the meeting has been set at August 27, 2002. SVI intends to mail formal notice of the meeting and proxy materials on or about August 30, 2002.

Unless SVI receives notice on or before August 12, 2002 of a nomination for director or other business to be brought before the meeting by a stockholder, the nomination or matter will not be presented for stockholder action at the meeting and will be disregarded. Such notice, in order to be timely, must conform to the requirements for advance notice set forth in SVI's bylaws. If SVI receives timely notice in accordance with its bylaws, management intends to exercise discretionary authority conferred in the form of proxy to vote on the matter as management sees fit, to the extent permitted by the rules of the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SVI SOLUTIONS, INC.




Date:    August 1, 2002                  By: /s/ BARRY M. SCHECHTER
                                                -----------------------
                                                Chairman of the Board and Chief
                                                Executive Officer